UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-02340

Montgomery Street Income Securities, Inc.
(Exact name of registrant as specified in charter)

225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Address of principal executive offices)

Mark D. Nerud 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5801

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2012 – March 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5).  The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Schedule of Investments.

Montgomery Street Income Securities, Inc. (the “Fund”)
Investment Portfolio	as of March 31, 2012 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds (60.6%)

Consumer Discretionary 2.3%
Aviation Capital Group, 7.13%, 10/15/20 (a)	600,000	602,448
COX Communications Inc., 6.25%, 06/01/18 (a)	263,000	311,503
CSC Holdings Inc., 8.63%, 02/15/19	2,000,000	2,300,000
NBCUniversal Media LLC, 2.88%, 04/01/16	300,000	311,756
Reynolds Group Inc., 7.13%, 04/15/19 (a)	300,000	312,750
TCI Communications Inc., 8.75%, 08/01/15	35,000	43,101
Time Warner Cable Inc., 8.25%, 04/01/19	290,000	370,882

		4,252,440
Consumer Staples 2.9%
Altria Group Inc., 9.70%, 11/10/18	3,000,000	4,076,478
Altria Group Inc., 9.25%, 08/06/19	500,000	672,365
Kraft Foods Inc., 5.38%, 02/10/20	512,000	591,894

		5,340,737
Energy 14.2%
Anadarko Petroleum Corp., 6.45%, 09/15/36	800,000	926,082
BP Capital Markets Plc, 3.75%, 06/17/13	24,000	24,783
BP Capital Markets Plc, 3.63%, 05/08/14	521,000	547,758
BP Capital Markets Plc, 3.13%, 10/01/15	800,000	845,574
Canadian Oil Sands Ltd., 7.75%, 05/15/19 (a)	1,000,000	1,219,182
Canadian Oil Sands Ltd., 4.50%, 04/01/22	1,000,000	1,007,361
Coffeyville Resources LLC, 9.00%, 04/01/15 (a)	1,011,000	1,081,770
Dolphin Energy Ltd., 5.50%, 12/15/21 (a)	800,000	843,000
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 04/01/20	1,000,000	1,117,499
Energy Transfer Partners LP, 8.50%, 04/15/14	161,000	181,935
Energy Transfer Partners LP, 9.70%, 03/15/19	222,000	283,825
Energy Transfer Partners LP, 9.00%, 04/15/19	1,374,000	1,703,945
Gazprom OAO, 9.25%, 04/23/19 (a)	300,000	370,500
Midcontinent Express Pipeline LLC, 6.70%, 09/15/19 (a)	400,000	404,222
NGPL PipeCo LLC, 6.51%, 12/15/12 (a)	2,475,000	2,388,343
Novatek Finance Ltd., 6.60%, 02/03/21 (a)	800,000	884,200
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 06/30/21 (a)	392,000	417,480
OGX Petroleo e Gas Participacoes SA, 8.38%, 04/01/22	1,000,000	1,010,000
Petrobras International Finance Co., 5.38%, 01/27/21	1,300,000	1,399,761
Pioneer Natural Resources Co., 6.88%, 05/01/18	2,000,000	2,352,334
Pioneer Natural Resources Co., 7.20%, 01/15/28	200,000	241,642
Plains All American Pipeline LP, 8.75%, 05/01/19	1,000,000	1,302,493
Pride International Inc., 6.88%, 08/15/20	500,000	609,733
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.30%, 09/30/20	881,200	942,884
Rockies Express Pipeline LLC, 6.25%, 07/15/13 (a)	1,800,000	1,827,000
SandRidge Energy Inc., 7.50%, 03/15/21	1,000,000	985,000
TNK-BP Finance SA, 7.88%, 03/13/18	500,000	582,500
Transcontinental Gas Pipe Line Corp., 6.40%, 04/15/16	250,000	292,158

		25,792,964
Financials 32.4%
Abbey National Treasury Services Plc, 2.14%, 04/25/14 (b)	800,000	776,479
ABN AMRO Holding NA, 6.52% (callable at 100 beginning 11/08/12) (a) (c) (d)	1,000,000	810,000
American Express Co., 6.15%, 08/28/17	500,000	587,441
American Express Credit Corp., 7.30%, 08/20/13	700,000	757,475
American International Group Inc., 8.25%, 08/15/18	500,000	600,206

See accompanying notes to the Investment Portfolio.

	Principal Amount ($)	Value ($)

Asciano Finance Ltd., 5.00%, 04/07/18 (a)	300,000	309,860
Australia & New Zealand Banking Group Ltd., 5.10%, 01/13/20 (a)	400,000	437,006
Banco Bradesco SA, 2.60%, 05/16/14 (a) (b)	500,000	507,650
Banco do Brasil SA, 6.00%, 01/22/20 (a)	500,000	558,750
Banco Santander Brasil SA, 4.50%, 04/06/15 (a)	100,000	101,750
Banco Santander Brasil SA, 4.50%, 04/06/15	300,000	305,250
Banco Santander Chile, 1.81%, 04/20/12 (a) (b)	900,000	900,035
Banco Santander Chile, 3.75%, 09/22/15 (a)	500,000	510,138
Banco Votorantim SA, 5.25%, 02/11/16 (a)	400,000	412,600
Bank of America Corp., 6.00%, 09/01/17	115,000	125,253
Banque PSA Finance, 2.37%, 04/04/14 (a) (b)	300,000	289,577
Barclays Bank Plc, 10.18%, 06/12/21 (a)	1,400,000	1,646,484
BBVA Bancomer SA, 4.50%, 03/10/16 (a)	500,000	515,000
BBVA Bancomer SA, 6.50%, 03/10/21 (a)	400,000	417,000
BNP Paribas, 7.78% (callable at 100 beginning 07/02/18) (c) (d), EUR	500,000	640,179
BPCE SA, 2.28%, 02/07/14 (a) (b)	700,000	684,351
Capital One Capital V, 10.25%, 08/15/39	1,000,000	1,027,500
CBA Capital Trust II, 6.02% (callable at 100 beginning 03/15/16) (a) (c) (d)	200,000	190,000
Citigroup Inc., 6.01%, 01/15/15	2,200,000	2,390,309
Citigroup Inc., 8.50%, 05/22/19	1,235,000	1,522,604
Commonwealth Bank of Australia, 1.20%, 03/17/14 (a) (b)	200,000	199,743
Commonwealth Bank of Australia, 5.00%, 10/15/19 (a)	50,000	54,011
Credit Agricole SA, 2.01%, 01/21/14 (a) (b)	400,000	390,924
DNB Bank ASA, 3.20%, 04/03/17	400,000	401,576
Export-Import Bank of Korea, 4.00%, 01/29/21	200,000	196,807
Fibria Overseas Finance Ltd., 7.50%, 05/04/20	100,000	105,630
Fibria Overseas Finance Ltd., 6.75%, 03/03/21 (a)	200,000	204,500
Goldman Sachs Group Inc., 5.95%, 01/18/18	650,000	700,189
Goldman Sachs Group Inc., 6.00%, 06/15/20	2,000,000	2,104,414
HBOS Plc, 6.75%, 05/21/18 (a)	700,000	657,004
HSBC Bank Plc, 5.00%, 03/20/23 (c), GBP	500,000	777,361
HSBC Finance Corp., 6.68%, 01/15/21	300,000	320,230
International Lease Finance Corp., 7.13%, 09/01/18 (a)	1,700,000	1,853,000
Intesa Sanpaolo SpA, 2.89%, 02/24/14 (a) (b)	800,000	780,312
IPIC GMTN Ltd., 5.88%, 03/14/21, EUR	200,000	280,108
JPMorgan Chase & Co., 6.30%, 04/23/19	2,500,000	2,888,785
JPMorgan Chase Capital XVII, 7.00%, 11/01/39	400,000	405,400
Lazard Group LLC, 6.85%, 06/15/17	500,000	549,692
LBG Capital No.1 Plc, 7.87%, 08/25/20, GBP	1,000,000	1,359,565
LBG Capital No.1 Plc, 7.88%, 11/01/20 (a)	450,000	405,000
Lloyds TSB Bank Plc, 6.38%, 01/21/21	100,000	107,340
Merrill Lynch & Co. Inc., 6.88%, 04/25/18	2,900,000	3,223,927
Metropolitan Life Global Funding I, 1.22%, 01/10/14 (a) (b)	300,000	300,252
Morgan Stanley, 6.63%, 04/01/18	1,000,000	1,053,014
Morgan Stanley, 7.30%, 05/13/19	800,000	860,930
Morgan Stanley, 5.50%, 01/26/20	2,850,000	2,779,548
Morgan Stanley, 5.38%, 08/10/20, EUR	100,000	132,411
OJSC Russian Agricultural Bank, 6.30%, 05/15/17	500,000	530,000
Rabobank Capital Funding Trust III, 5.25% (callable at 100 beginning 10/21/16) (a) (c) (d)	800,000	773,082
Rabobank Nederland NV, 11.00% (callable at 100 beginning 06/30/19) (a) (c) (d)	1,000,000	1,270,000
RCI Banque SA, 2.34%, 04/11/14 (a) (b)	600,000	579,949
Regions Financial Corp., 4.88%, 04/26/13	975,000	992,063
Royal Bank of Scotland Plc, 5.38%, 09/30/19, EUR	1,600,000	2,173,050
Sberbank, 5.50%, 07/07/15	700,000	741,125
Sberbank Via SB Capital SA, 5.40%, 03/24/17	1,200,000	1,237,800
Shinhan Bank, 4.13%, 10/04/16 (a)	200,000	206,857
SLM Corp., 5.38%, 01/15/13	1,200,000	1,224,028
SLM Corp., 8.45%, 06/15/18	500,000	557,500

See accompanying notes to the Investment Portfolio.

	Principal Amount ($)	Value ($)

Sydney Airport Finance Co. Pty Ltd., 5.13%, 02/22/21 (a)	2,100,000	2,161,330
TNK-BP Finance SA, 7.50%, 03/13/13	1,600,000	1,682,000
TransCapitalInvest Ltd., 8.70%, 08/07/18	2,250,000	2,767,500
UBS AG Stamford, 5.88%, 12/20/17	300,000	332,612
USB Capital IX, 3.50% (callable at 100 beginning 04/15/11) (c) (d)	625,000	481,800
Ventas Realty LP, 3.13%, 11/30/15	100,000	102,599
Weyerhaeuser Co., 7.38%, 10/01/19	1,000,000	1,147,694

		59,075,559
Health Care 2.5%
Boston Scientific Corp., 6.40%, 06/15/16	1,200,000	1,381,598
Fresenius Medical Care Term Loan B, 1.68%, 03/31/13 (b)	654,371	653,317
Fresenius Medical Care Term Loan B, 1.68%, 03/31/13 (b)	158,905	158,649
Fresenius Medical Care Term Loan B, 1.68%, 03/31/13 (b)	162,148	161,887
Fresenius Medical Care Term Loan B, 1.68%, 03/31/13 (b)	11,487	11,469
HCA Inc., 6.50%, 02/15/20	2,000,000	2,100,000

		4,466,920
Industrials 0.8%
CSN Islands XI Corp., 6.88%, 09/21/19 (a)	1,100,000	1,250,480
CSN Resources SA, 6.50%, 07/21/20 (a)	200,000	224,000

		1,474,480
Materials 3.1%
Anglo American Capital Plc, 9.38%, 04/08/14 (a)	543,000	624,958
Cliffs Natural Resources Inc., 5.90%, 03/15/20	1,000,000	1,101,908
Dow Chemical Co., 8.55%, 05/15/19	990,000	1,297,412
Georgia-Pacific LLC, 5.40%, 11/01/20 (a)	1,600,000	1,786,049
Lyondell Chemical Co., 8.00%, 11/01/17	302,000	338,995
Rio Tinto Finance USA Ltd., 9.00%, 05/01/19	200,000	270,226
Teck Resources Ltd., 10.75%, 05/15/19	180,000	223,593

		5,643,141
Telecommunication Services 0.3%
Qtel International Finance Ltd., 4.75%, 02/16/21 (a)	300,000	310,140
Rogers Communications Inc., 7.50%, 03/15/15	179,000	209,871

		520,011
Utilities 2.1%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19	400,000	471,520
Duquesne Light Holdings Inc., 6.40%, 09/15/20 (a)	400,000	442,016
Energy Future Holdings Corp., 10.00%, 01/15/20	1,000,000	1,085,000
Florida Power Corp., 5.80%, 09/15/17	195,000	233,930
Korea Electric Power Corp., 3.00%, 10/05/15 (a)	1,400,000	1,419,666
NRG Energy Inc. Term Loan, 2.51%, 05/05/18 (b)	112,500	112,338
NRG Energy Inc. Term Loan, 4.00%, 05/05/18 (b)	86,500	86,375

		3,850,845
Total Corporate Bonds (cost $107,342,011)		110,417,097

Non-U.S. Government Agency Asset-Backed Securities 10.0%

Aircraft Certificate Owner Trust (insured by MBIA Assurance Corp.), (2003, 1A, D), 6.46%, 09/20/22 (a) (e)	43,793	43,137
Ally Auto Receivables Trust, (2009, B, A3), 1.98%, 10/15/13 (a)	430,381	432,070
American Airlines Pass-Through Trust, (2009, 1A), 10.38%, 07/02/19	583,805	633,429
American Airlines Pass-Through Trust Class A, 8.63%, 10/15/21	2,000,000	2,107,500
Banc of America Funding Corp. REMIC, (2004, A, 1A3), 4.70%, 09/20/34 (b)	786,882	799,495
Banc of America Mortgage Securities Inc. REMIC, (2005, H, 2A5), 2.76%, 09/25/35 (b)	1,065,000	793,604
Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 2A, IO), 3.57%, 05/25/14 (a) (b)	4,460,632	325,974

See accompanying notes to the Investment Portfolio.

	Principal Amount ($)/ Contracts	Value ($)

Bayview Commercial Asset Trust, Interest Only REMIC, (2007, 4A, IO), 3.86%, 09/25/37 (a) (b)	4,881,167	444,870
Bayview Financial Acquisition Trust REMIC, (2007, B, 2A1), 0.54%, 08/28/47 (b)	191,265	186,683
Bear Stearns Adjustable Rate Mortgage Trust REMIC, (2004, 6, 2A1), 2.81%, 09/25/34 (b)	710,565	594,258
Citigroup Mortgage Loan Trust Inc. REMIC, (2004, NCM2, 1CB2), 6.75%, 08/25/34	175,384	186,697
Continental Airlines Pass-Through Trust Class A, 9.00%, 07/08/16	1,769,501	2,012,807
Countrywide Alternative Loan Trust REMIC, (2004, 14T2, A4), 5.50%, 08/25/34	42,557	42,503
Countrywide Alternative Loan Trust REMIC, (2004, 35T2, A4), 6.00%, 02/25/35	65,965	65,753
Credit Suisse First Boston Mortgage Securities Corp. REMIC, (2004, AR8, 2A1), 2.71%, 09/25/34 (b)	1,249,765	1,230,209
Credit-Based Asset Servicing and Securitization LLC REMIC, (2006, SC1, A), 0.51%, 05/25/36 (a) (b)	93,169	77,108
Galaxy CLO Ltd., (2005, 4A, A1VB), 0.85%, 04/17/17 (a) (b)	707,193	693,437
GMAC Mortgage Corp. Loan Trust (insured by Financial Guaranty Insurance Co.) REMIC, (2006, HE3, A2), 5.75%, 10/25/36 (b)	237,767	157,045
Holmes Master Issuer Plc, (2011, 1A, A3), 2.11%, 10/15/54 (a) (b), EUR	700,000	937,480
Lehman Brothers Small Balance Commercial REMIC, (2006, 2A, 2A2), 5.62%, 09/25/36 (a) (b)	80,760	76,373
Nationstar NIM Trust, (2007, A, A), 9.79%, 03/25/37	22,008	—
Residential Asset Securitization Trust REMIC, (2005, A1, A3), 5.50%, 04/25/35	2,229,042	2,017,517
Truman Capital Mortgage Loan Trust REMIC, (2006, 1, A), 0.50%, 03/25/36 (a) (b)	1,658,364	1,057,453
United Air Lines Inc. 2009-1 Pass-Through Trust, 10.40%, 11/01/16	1,535,713	1,752,709
Washington Mutual Mortgage Pass-Through Certificates REMIC, (2005, AR16, 1A3), 2.46%, 12/25/35 (b)	1,320,000	1,062,265
Wells Fargo Mortgage Backed Securities Trust REMIC, (2006, 1, A3), 5.00%, 03/25/21	438,299	443,658
Total Non-U.S. Government Agency Asset-Backed Securities (cost $19,275,774)		18,174,034

Government and Agency Obligations 41.9%

Government Securities 5.0%

Sovereign 0.2%
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/20 (a)	400,000	446,000

Treasury Inflation Index Securities 0.3%
Australian Government Treasury Inflation Indexed Bond, 4.00%, 08/20/20 (f), AUD	300,000	575,609

U.S. Treasury Securities 4.5%
U.S. Treasury Bond, 5.50%, 08/15/28	1,700,000	2,275,345
U.S. Treasury Bond, 4.25%, 11/15/40 (g)	3,300,000	3,886,265
U.S. Treasury Bond, 4.75%, 02/15/41	300,000	382,359
U.S. Treasury Bond, 4.38%, 05/15/41	1,100,000	1,322,407
U.S. Treasury Bond, 3.75%, 08/15/41	300,000	324,328

		8,190,704

U.S. Government Agency Mortgage-Backed Securities 36.9%

Federal Home Loan Mortgage Corp. 0.0%
Federal Home Loan Mortgage Corp. REMIC, 7.00%, 08/15/21	14,160	16,661

Federal National Mortgage Association 36.9%
Federal National Mortgage Association REMIC, 5.00%, 06/25/34	18,846	18,808
Federal National Mortgage Association, 4.50%, 08/01/35	13,799	14,694
Federal National Mortgage Association, 4.00%, 02/01/41	2,593,640	2,721,113
Federal National Mortgage Association, 4.50%, 02/01/41	1,739,622	1,853,004
Federal National Mortgage Association, 4.50%, 05/01/41	1,542,357	1,642,882
Federal National Mortgage Association, 5.50%, 05/15/42, TBA (h)	56,000,000	60,917,497

		67,167,998
Total Government and Agency Obligations (cost $75,043,444)		76,396,972

Purchased Options 0.0%

AUD versus USD Put Option, Strike Price 1.00, Expiration 6/11/2012, BOA	2,190	33,778
EUR versus USD Put Option, Strike Price 1.26, Expiration 6/11/2012, BCL	1,720	5,694
Interest Rate Put Swaption, 3 month LIBOR versus 1.25% fixed, Expiration 04/30/12, GSC	20	—
Total Purchased Options (cost $59,612)		39,472

See accompanying notes to the Investment Portfolio.

	Principal Amount ($)	Value ($)

Short Term Investments 25.0%

U.S. Treasury Securities 3.2%
U.S. Treasury Bill, 0.11%, 08/09/12	729,000	728,726
U.S. Treasury Bill, 0.13%, 08/23/12 (g)	40,000	39,981
U.S. Treasury Bill, 0.15%, 09/13/12	4,700,000	4,697,274
U.S. Treasury Bill, 0.19%, 03/07/13	270,000	269,568

Repurchase Agreements 21.9%
Repurchase Agreement with Citigroup Global Markets, Inc., 0.13% (Collateralized by $20,945,000 U.S. Treasury Bond, 2.25%, due 01/31/15, value $22,025,211) acquired on 03/29/12, due at 04/02/12 at $21,600,312	21,600,000	21,600,000
Repurchase Agreement with J.P. Morgan Securities LLC., 0.15% (Collateralized by $18,640,000 Federal National Mortgage Association, 1.00%, due 12/5/14, value $18,671,544) acquired on 03/29/12, due at 04/02/12 at $18,300,305	18,300,000	18,300,000
Total Short Term Investments (cost $45,635,108)		45,635,549

Total Investments - 137.5% (cost $247,355,949)		250,663,124

Total Forward Sales Commitments - (1.7%) (proceeds $3,158,438)		(3,145,313)
Other Assets and Liabilities, Net (35.8%) (g)		(65,227,929)

Total Net Assets - 100%		$182,289,882

Forward Sales Commitments (1.7%)

U.S. Government Agency Mortgage-Backed Securities (1.7%)

Federal National Mortgage Association (1.7%)
Federal National Mortgage Association, 4.00%, 04/15/42, TBA (h)	(3,000,000)	(3,145,313)
Total Forward Sales Commitments (cost $3,158,438)		(3,145,313)

Notes to the Investment Portfolio (Unaudited)

(a)

Rule 144A or Section 4(2) Liquid Security. The Fund’s investment adviser has deemed this security to be liquid based on procedures approved by the Fund’s Board of Directors. As of March 31, 2012, the aggregate value of Rule 144A or Section 4(2) Liquid Securities was $38,843,381 (21.3% of net assets).

(b)	Floating rate note. Floating rate notes are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rate as of March 31, 2012.
(c)	Interest rate is fixed until stated call date and variable thereafter.
(d)	Perpetual maturity security.
(e)

Security fair valued in good faith in accordance with the procedures established by the Fund’s Board of Directors. As of March 31, 2012, the value of fair valued securities was $43,137 (0.0% of net assets).

(f)	Foreign or U.S. Treasury inflation indexed note, par amount is not adjusted for inflation.
(g)	All or a portion of the security or cash pledged as collateral for open futures contracts or swap agreements. Total value of securities or cash pledged as of March 31, 2012 was $151,858.
(h)	Investment purchased on a delayed delivery basis. As of March 31, 2012, the total cost of investments purchased on a delayed delivery basis was $57,720,313.

See accompanying notes to the Investment Portfolio.

Abbreviations:

AUD - Australian Dollar

BBP - Barclays Bank PLC

BCL - Barclays Capital Inc.

BOA — Bancamerica Securities/Bank of America NA

BRL - Brazilian Real

CAD - Canadian Dollar

CNY - Chinese Yuan

EUR - European Currency Unit (Euro)

EURIBOR — Europe Interbank Offered Rate

GBP - British Pound

GSC - Goldman Sachs & Co.

GSI - Goldman Sachs International

KRW - Korean Won

MBIA - Municipal Bond Investors Assurance

MXN - Mexican Peso

NIM - Net Interest Margin

NOK - Norwegian Krone

REMIC - Real Estate Mortgage Investment Conduit

SGD - Singapore Dollar

TBA - To Be Announced (Securities purchased on a delayed delivery basis)

USD - United States Dollar

See accompanying notes to the Investment Portfolio.

Security Valuation.  Under the Fund’s valuation policy and procedures, the Fund’s Board of Directors (the “Board”) has delegated the daily operational oversight of the securities valuation function to Jackson Fund Services (“JFS” or “Administrator”), a division of Jackson National Asset Management, LLC.  The Board has delegated to the Pricing Committee of JFS (“Pricing Committee”) the authority to approve determinations of fair valuations of securities for which market quotations are not readily available value as well as to supervise JFS in the performance of its responsibilities pursuant to the valuation policy and procedures.  The Pricing Committee consists of the Fund’s Chief Executive Officer, Chief Financial Officer and Chief Compliance Officer.  For those securities fair valued under procedures adopted by the Board, whether through a standardized fair valuation methodology or a fair valuation determination, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.  The Pricing Committee’s fair valuation determinations are subject to review by the Chair of the Fund’s Valuation Committee on a monthly basis and the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Investments are stated at value determined as of the close of regular trading (generally, 4:00 PM Eastern Time) on the NYSE on each day the exchange is open for trading.  Debt securities are valued by independent pricing services approved by, or at the direction of, the Fund’s Board.  If the pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system.  Fixed income securities with a remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, unless it is determined that such price does not approximate market value.  Forward foreign currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE.  Futures contracts traded on a liquid exchange are valued at the settlement price.  If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange.  Options traded on a liquid exchange are valued at the last traded price as of the close of business on the local exchange.  If the last trade is determined to not be representative of fair value, exchange traded options are valued at the last bid.  Non-exchange traded derivatives, including options and swap agreements, are generally valued by approved pricing services.  If the pricing services are unable to provide valuations, non-exchange traded derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs.  Pricing services used to value debt and derivative securities may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings, broker quotes and other relevant data.

Market quotations may not be readily available for certain debt and derivative investments.  If market quotations are not readily available or if it is determined that a quotation of an investment does not represent market value, then the investment is valued at a “fair value” as determined in good faith using procedures approved by the Board.  Although there can be no assurance, in general, the fair value of a security is the amount the owner of such security might reasonably expect to receive upon its current sale.  Situations that may require a security to be fair valued may include instances where a security is thinly traded or restricted as to resale.  In addition, securities may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters or government actions.  Securities are fair valued based on observable and unobservable inputs including the Administrator’s own assumptions in determining fair value.  Under the procedures adopted by the Board, the Administrator may rely on independent pricing services or other sources to assist in determining the fair value of a security.  Factors considered to determine fair value include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.  The value of an investment for purposes of calculating the Fund’s net asset value (“NAV”) can differ depending on the source and method used to determine the value.

Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASC”) Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of the Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.

Level 1 includes exchange listed prices.

Level 2 includes valuations determined from significant direct or indirect observable inputs.  Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations of vendor evaluated debt instruments, broker quotes in active markets, securities valued at amortized cost, modeled over-the-counter derivatives contracts and swap agreements valued by pricing services.

Level 3 includes valuations determined from significant unobservable inputs including the Administrator’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models.  Level 3 valuations include certain single source quotes received from brokers (either directly or through a vendor), securities restricted to resale due to market events, newly issued securities or securities for which reliable quotes are not available.

To assess the continuing appropriateness of security valuations, the Administrator regularly compares prior day prices, prices of comparable securities and transaction prices to current day prices, and the Administrator challenges those prices exceeding certain tolerance levels with the pricing services or broker.  To substantiate Level 3 unobservable inputs, the Administrator uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments in securities and other financial instruments as of March 31, 2012 by valuation level.

	Assets - Investments in Securities
	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$110,417,097	$—	$110,417,097
Non-U.S. Government ABS	—	18,130,898	43,137	18,174,035
Government and Agency Obligations	—	76,396,972	—	76,396,972
Short Term Investments	—	45,635,549	—	45,635,549
Options Purchased	—	39,472	—	39,472
Fund Total	$—	$250,619,988	$43,137	$250,663,125

	Liabilities - Investments in Securities
	Level 1	Level 2	Level 3	Total
Government and Agency Obligations	$—	$(3,145,313)	$—	$(3,145,313)
Fund Total	$—	$(3,145,313)	$—	$(3,145,313)

	Assets - Other Financial Instruments*
	Level 1	Level 2	Level 3	Total
Futures Contracts	$137,776	$—	$—	$137,776
Forward Foreign Currency Contracts	—	174,913	—	174,913
Interest Rate Swaps	—	182,975	—	182,975
Credit Default Swap Agreements	—	50,311	—	50,311
Fund Total	$137,776	$408,199	$—	$545,975

	Liabilities - Other Financial Instruments*
	Level 1	Level 2	Level 3	Total
Written Options	$(11,356)	$—	$—	$(11,356)
Forward Foreign Currency Contracts	—	(496,922)	—	(496,922)
Interest Rate Swaps	—	(26,604)	—	(26,604)
Credit Default Swap Agreements	—	(143,857)	—	(143,857)
Fund Total	$(11,356)	$(667,383)	$—	$(678,739)

* Investments in other financial instruments are derivative instruments not reflected in the Investment Portfolio and include written options, futures contracts, forward foreign currency contracts and swap agreements.  Options purchased are included in the investment portfolio. All derivatives are reflected at the unrealized appreciation/(depreciation) on the instrument, except for written options which are reflected at value.

The Fund recognizes transfers between levels as of the beginning of the period.  There were no material transfers into or out of Level 1, 2 or 3 during the period.  There were no material Level 3 valuations for which significant unobservable valuation inputs were developed at March 31, 2012.

FASB ASC Topic 815, “Derivatives and Hedging”.  This standard includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit-related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure that is categorized as credit, equity price, interest rate, and foreign currency exchange rate risk.  The objectives, strategies and underlying risks for each instrument are discussed in the following paragraphs.

Futures Contracts.  The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective.  The Fund entered into futures contracts to manage exposure to or hedge changes in interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.  A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date.  Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin”.  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments, known as the “variation margin”, are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, there is minimal counterparty risk to the Fund since future contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, it is not subject to registration or regulation as a commodity pool operator under that Act.

Schedule of Open Futures Contracts

	Contracts Long	Unrealized Appreciation
3-Month Euro Euribor Interest Rate Future, Expiration December 2013	15	$24,748
3-Month Euro Euribor Interest Rate Future, Expiration September 2014	55	113,028
		$137,776

Forward Foreign Currency Contracts.  The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective.  The Fund entered into forward foreign currency contracts to minimize foreign currency risk on portfolio securities denominated in foreign currencies and as part of its overall investment strategy.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date.  The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a fixed rate of currency exchange that can be achieved in the future.  The market value of a forward foreign currency contact fluctuates with changes in foreign currency exchange rates.  Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts.  Upon settlement, delivery or receipt of the currency, a realized gain or loss is recorded, which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Fund.  Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase.  Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the value of the currency changes unfavorably to the offsetting currency.

Schedule of Open Forward Foreign Currency Contracts

Counterparty	Currency Purchased/Sold	Settlement Date	Notional Amount		Currency Value	Unrealized Gain/(Loss)
BCL	AUD/USD	05/17/2012	AUD	2,190,000	$2,257,185	$(45,476)
BCL	BRL/USD	04/03/2012	BRL	31,440	17,267	(815)
BCL	CAD/USD	06/21/2012	CAD	1,827,000	1,828,620	(15,863)
BCL	CNY/USD	06/01/2012	CNY	3,220,353	510,855	5,539
BCL	CNY/USD	02/01/2013	CNY	9,363,750	1,484,387	(15,656)
BCL	CNY/USD	02/01/2013	CNY	3,781,800	599,535	(508)
BCL	CNY/USD	08/05/2013	CNY	1,741,964	276,173	(4,335)
BCL	EUR/USD	04/16/2012	EUR	964,000	1,285,804	51,773
BCL	EUR/USD	06/14/2012	EUR	1,696,000	2,262,873	27,456
BCL	KRW/USD	07/12/2012	KRW	511,260,000	448,114	(1,744)
BCL	MXN/USD	06/15/2012	MXN	6,006,739	466,275	2,756
BCL	NOK/USD	04/12/2012	NOK	7,891,000	1,385,228	(18,642)
BCL	SGD/USD	05/15/2012	SGD	1,128,477	897,807	(3,274)
BCL	USD/AUD	05/17/2012	AUD	(5,706,000)	(5,880,892)	82,159
BCL	USD/AUD	05/17/2012	AUD	(25,000)	(25,723)	417
BCL	USD/BRL	04/03/2012	BRL	(31,440)	(17,180)	867
BCL	USD/BRL	06/04/2012	BRL	(31,440)	(16,952)	829
BCL	USD/CNY	06/01/2012	CNY	(8,102,952)	(1,285,245)	1,711
GSC	USD/CNY	06/01/2012	CNY	(8,964,900)	(1,421,967)	989
BCL	USD/CNY	10/15/2012	CNY	(943,575)	(149,539)	417
BCL	USD/EUR	04/16/2012	EUR	(6,682,000)	(8,912,249)	(346,971)

Counterparty	Currency Purchased/Sold	Settlement Date	Notional Amount		Currency Value	Unrealized Gain/(Loss)
BCL	USD/EUR	04/16/2012	EUR	(915,000)	$(1,220,362)	$(21,259)
BCL	USD/GBP	06/12/2012	GBP	(1,314,000)	(2,100,676)	(22,379)
					$(7,310,662)	$(322,009)

Options Contracts.  The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective.  During the period, the Fund purchased and sold (“wrote”) option contracts to manage exposure to or hedge changes in interest rates.

An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option.  When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option.  Premiums paid for purchasing options which expire are treated as realized losses.  Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss.  Purchasing call options tends to increase the Fund’s exposure to the underlying instrument.  Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument.  The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract.  When the Fund writes a call or put option, the premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option.  Premiums received from writing options which expire are treated as realized gains.  Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss.  Writing call options tends to decrease the Fund’s exposure to the underlying instrument.  Writing put options tends to increase the Fund’s exposure to the underlying instrument.  The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in the Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value.  There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.  Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

The Fund may buy and sell (“write”) call and put options on futures, currencies and swaps agreements (“swaptions”).  Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.  Swaptions are illiquid investments.

Options contracts involve, to varying degrees, risk of loss in excess of the premium paid or received recorded by the Fund. The primary risks associated with the use of option contracts on futures contracts involve similar risks to trading in the underlying futures contracts, including the imperfect correlation between the change in value of the securities held by the Fund and the prices of the underlying futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market.  Option contracts entered into by the Fund during the period were traded on public markets that are regulated by the Commodities Futures Trading Commission.  Similar to futures contracts, there is minimal counterparty risk to the Fund since the options on futures contracts traded by the Fund were exchange traded and the exchange’s clearing house, as counterparty to all exchange traded options, guarantees the options contracts against default.

Schedule of Written Options

	Expiration Date	Exercise Price	Contracts	Value
Eurodollar Future Call Option	06/18/2012	99	(12)	$(1,950)
Eurodollar Future Call Option	06/18/2012	100	(18)	(562)
Eurodollar Future Put Option	06/18/2012	99	(12)	(1,050)
Eurodollar Future Put Option	06/18/2012	100	(29)	(7,794)
				$(11,356)

Summary of Written Options

	Contracts	Premiums
Options outstanding at December 31, 2011	(133)	$(61,614)
Options closed during the period	25	7,319
Options expired during the period	37	30,260
Options outstanding at March 31, 2012	(71)	$(24,035)

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.  Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).  Swap agreements are illiquid investments.  If the Fund transacts in swap agreements, they are a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements (“ISDA Master Agreements”) with select counterparties.  The ISDA Master Agreements govern transactions in over-the-counter derivatives, including swap agreements and forward foreign currency contracts, and maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.  Any election of early termination could be material to the financial statements.  The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific swap agreement.

Swap agreements are marked-to-market daily and change in value is recorded by the Fund as an unrealized gain or loss.  Swap premiums paid or received at the beginning of the measurement period which are recorded by the Fund represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate.  These upfront payments are amortized over the life of the swap agreement and recorded as a realized gain or loss upon termination or maturity of the swap agreement.  A liquidation payment received or made at the termination of the swap agreement is recorded as realized gain or loss.  Net periodic payments received or paid by the Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the unrealized gain or loss recorded by the Fund.  Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes the value of underlying securities and that the counterparty to the agreements may default on its obligation to perform.  In addition, entering into swap agreements involves documentation risk resulting from the possibility that that the parties to the swap agreements may disagree as to the meaning of contractual terms in the agreements.  The credit risk associated with contracts is reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis.  The Fund’s overall exposure to credit risk subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Interest Rate Swap Agreements.  The Fund may be subject to interest rate risk in the normal course of pursuing its investment objective.  The Fund entered into interest rate swap agreements to manage duration, to manage interest rate and yield curve exposure and as a substitute for investment in physical securities.  Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.  Interest rate swap agreements that the Fund entered into include fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark and floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate.

The Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Schedule of Interest Rate Swap Agreements

Counterparty	Floating Rate Index	Fund Paying/ Receiving Floating Rate	Fixed Rate	Expiration Date	Notional Amount(1)		Unrealized Appreciation / (Depreciation)
BBP	Brazil Interbank Rate	Paying	12.51%	01/02/2014	BRL	3,000,000	$78,504
BBP	Brazil Interbank Rate	Paying	12.51%	01/02/2014	BRL	3,000,000	71,881
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	22,000,000	(14,280)
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	6,000,000	(2,570)
BBP	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	12,900,000	(4,948)
BBP	Mexican Interbank Rate	Paying	6.65%	06/02/2021	MXN	2,000,000	(795)
BBP	Mexican Interbank Rate	Paying	6.65%	06/02/2021	MXN	3,000,000	(720)
GSC	Brazil Interbank Rate	Paying	9.98%	01/02/2014	BRL	4,000,000	12,236
GSC	Brazil Interbank Rate	Paying	9.93%	01/02/2015	BRL	1,400,000	(3,292)
GSC	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	118,000,000	19,863
GSC	Mexican Interbank Rate	Paying	5.60%	09/06/2016	MXN	3,600,000	492
							$156,371

(1) Notional Amount is stated in USD unless otherwise noted.

Credit Default Swap Agreements.  The Fund may be subject to credit risk in the normal course of pursuing its investment objective.  The Fund used credit default swap agreements on corporate issues, sovereign issues and indices to manage credit exposure.  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity.  A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall.  If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation.  The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

As a seller of protection, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap if there is no credit event.  As a seller, the Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or other deliverable obligations or underlying securities comprising the referenced index or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, underlying securities comprising the referenced index or other deliverable obligations or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations.  When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

The Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.  If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation.  The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality.  A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market.  These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities.  These components can be determined based upon various credit ratings within each sector.  Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index.  The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, the Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement.  This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by obtaining collateral by the counterparty to cover the Fund’s exposure to the counterparty.  The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.  These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Schedule of Credit Default Swap Agreements

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Rate (6)	Expiration Date	Notional Amount (1),(5)	Value	Unrealized Appreciation / (Depreciation)
Credit default swap agreements - sell protection (2)
GSI	Arcelormittal, 6.13%, 06/01/18	4.27%	1.00%	03/20/2016	(900,000)	$(104,795)	$(76,074)
GSI	Canadian Natural Resources Ltd., 6.25%, 03/15/38	0.85%	1.00%	12/20/2015	(500,000)	2,699	1,522
GSI	CDX.NA.IG.17	0.86%	1.00%	12/20/2016	(300,000)	1,949	1,091

Counterparty	Reference Obligation	Implied Credit Spread (4)	Fixed Rate (6)	Expiration Date	Notional Amount (1),(5)	Value	Unrealized Appreciation / (Depreciation)
BBP	CDX.NA.IG.17	0.86%	1.00%	12/20/2016	(300,000)	$1,949	$765
BOA	CDX.NA.IG.18	0.91%	1.00%	06/20/2017	(1,600,000)	6,865	(3,070)
GSI	Chesapeake Energy Corp., 6.63%, 08/15/20	4.79%	5.00%	06/20/2017	(1,000,000)	15,193	(14,054)
BBP	Federative Republic of Brazil, 12.25%, 03/06/30	1.03%	1.00%	06/20/2016	(2,400,000)	(3,084)	4,422
GSI	Forest Oil Corp., 7.25%, 06/15/19	5.77%	5.00%	06/20/2017	(1,000,000)	(37,425)	(11,208)
GSI	Gazprom International BV, 5.63%, 07/22/13	2.42%	1.00%	03/20/2017	(2,000,000)	(131,209)	35,689
GSI	MGM Resorts International, 7.63%, 01/15/17	3.81%	5.00%	03/20/2014	(1,000,000)	22,617	(6,166)
GSI	NRG Energy Inc., 8.50%, 06/15/19	6.68%	5.00%	03/20/2017	(200,000)	(13,397)	1,208
GSI	NRG Energy Inc., 8.50%, 06/15/19	6.84%	5.00%	06/20/2017	(1,000,000)	(79,889)	(8,672)
BBP	People’s Republic of China, 4.75%, 10/29/13	0.91%	1.00%	06/20/2016	(1,800,000)	6,590	(17,523)
BBP	Republic of Korea, 4.88%, 09/22/14	1.00%	1.00%	06/20/2016	(2,700,000)	104	(7,090)
BBP	United Mexican States, 7.50%, 04/08/33	0.99%	1.00%	06/20/2016	(1,200,000)	652	93
					(17,900,000)	$(311,181)	$(99,067)
Credit default swap agreements - purchase protection (3)
GSI	Intesa Sanpaolo SpA, 4.75%, 06/15/17	N/A	1.00%	09/20/2014	375,063	19,056	5,521
					375,063	$19,056	$5,521

(1) Notional amount is stated in USD.

(2) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

(3) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4) Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues, sovereign issues of an emerging market country or credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

(5) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the notional amount which is defined under the terms of each swap agreement.

(6) If the Fund is a buyer of protection, the Fund pays the fixed rate.  If the Fund is a seller of protection, the Fund receives the fixed rate.

Income Tax Information.  At March 31, 2012, the aggregate cost of investment securities for income tax purposes was $247,426,512.  Net unrealized appreciation aggregated to $3,236,612, of which $6,109,400 related to appreciated investment securities and $(2,872,788) related to depreciated investment securities.

For additional information on the Fund’s policies regarding investments and other significant accounting matters, please refer to the Fund’s most recent annual or semi-annual report.

Item 2.  Controls and Procedures.

(a)                                  The President/Principal Executive Officer and the Treasurer/Principal Financial Officer of the registrant have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within ninety (90) days of the filing date of this report on Form N-Q, that such controls and procedures are effective and that the design and operation of such procedures ensures that information required to be disclosed by the registrant in this report on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b)                                 There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Montgomery Street Income Securities, Inc.

By:	/s/ Mark D. Nerud
Mark D. Nerud
President and Principal Executive Officer

Date:	May 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
President and Principal Executive Officer

Date:	May 25, 2012

By:	/s/ Daniel W. Koors
Daniel W. Koors
Treasurer and Principal Financial Officer

Date:	May 25, 2012

Exhibit List

Exhibit 3(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

Exhibit 3(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.